UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001678038
JPMCC Commercial Mortgage Securities Trust 2016-JP2
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001632269
Benefit Street Partners CRE Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682518
Starwood Mortgage Funding VI LLC
(Exact name of sponsor as specified in its charter)

New York	333-206361-04	38-4006870 38-4006871
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 834-6737
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The 100 East Pratt Mortgage Loan and the Four Penn Center Mortgage Loan, which constituted approximately 5.4% and 2.2%, respectively, of the asset pool of the issuing entity as of its cut-off date, are each an asset of the issuing entity and are each part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of May 1, 2016 relating to the JPMDB Commercial Mortgage Securities Trust 2016-C2 filed as Exhibit 4.3 to the registrant’s Current Report on Form 8-K filed on July 29, 2016 (the “JPMDB 2016-C2 PSA”).  Pursuant to Section 7.01(d) of the JPMDB 2016-C2 PSA, Midland Loan Services, A Division of PNC Bank, National Association, a national banking association, was removed as special servicer of the 100 East Pratt Mortgage Loan and the Four Penn Center Mortgage Loan and Argentic Services Company LP (“ASC”), a Delaware limited partnership, was appointed as the successor special servicer of the 100 East Pratt Mortgage Loan and the Four Penn Center Mortgage Loan under the JPMDB 2016-C2 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of December 17, 2025, the 100 East Pratt Mortgage Loan and the Four Penn Center Mortgage Loan will be specially serviced, if necessary, pursuant to the JPMDB 2016-C2 PSA, by ASC.  ASC maintains its principal servicing office at 740 East Campbell Rd. Suite 600, Richardson Texas 75081 and its telephone number is 469-609-2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

/s/ Harris Rendelstein
Harris Rendelstein, Executive Director

Date:  December 17, 2025